SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52356

Date of Report: June 1, 2008

SEAWAY VALLEY CAPITAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	20-5996486
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10-18 Park Street, 2d Floor, Gouverneur,NY	13642
(Address of principal executive offices)	(Zip Code)

(315) 287-1122
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to include the financial statements of Harbor Acquisitions, LLC.

ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS
ITEM 5.02	ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On June 1, 2008 Seaway Valley Capital Corporation acquired all of the assets of North Country Hospitality, Inc. (“NCHI”) by merging Harbor Acquisitions, LLC, a wholly-owned subsidiary of NCHI, into a wholly-owned subsidiary of Seaway Valley Capital Corporation.  The new subsidiary, which will operate under the tradename “North Country Hospitality,” is a holding company with several subsidiaries involved in the operation of hotels, restaurants and other businesses in northern New York State.  The acquisition was completed under the terms of an Amended and Restated Merger Agreement, which modified the Merger Agreement described in the Current Report dated April 17, 2008.

In exchange for the assets of NCHI, Seaway Valley Capital Corporation issued to NCHI 1,050,000 shares of a newly designated Series D Preferred Stock issued by Seaway Valley Capital Corporation.  Each Series D Preferred share has a liquidation preference of $5.00 (i.e. $5,250,000 in total).  The holder of Series D Preferred shares will be entitled to convert them into Seaway Valley Capital Corporation common stock.  The number of common shares to be issued on conversion of a share of Series D Preferred Stock will equal the $5.00 liquidation preference divided by 85% of the average closing bid price for the common stock for the five days preceding conversion.

Seaway Valley Capital Corporation also agreed that it will indemnify NCHI against liability for any of the debts of Harbor Acquisitions, LLC, which included all of the debts of NCHI as of the closing date.

At the time of the closing, Tom Scozzafava, who had been the sole member of the Board of Directors of Seaway Valley Capital Corporation, elected Christopher Swartz to serve as an additional member of the Board of Directors.  Seaway Valley Capital Corporation also entered into an employment and non-competition agreement with Mr. Swartz, under which he will be employed as Vice President and Chief Operating Officer of Seaway Valley Capital Corporation.  He will be paid a salary of $125,000 cash and $50,000 stock each year.  The term of the contract is one year with automatic renewals unless terminated.  If, however, Mr. Swartz’s employment is terminated prior to the third anniversary of the closing and he remains liable on his guarantees of any of NCHI’s debts, Seaway Valley Capital Corporation will be required to continue his salary until the guarantees are relieved or the three year period passes.  Prior to the closing, and for over five years previous, Mr. Swartz had been employed as the Chief Executive Officer of NCHI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements - following signature.

Audited financial statements of Harbor Acquisitions, LLC for the years ended October 31, 2007 and 2006.

Unaudited financial statements of Harbor Acquisitions, LLC for the three months ended January 31, 2008 and 2007.

Seaway Valley Capital Corporation - Pro Forma Consolidated Financial Statements showing the pro forma effect of the acquisition of Harbor Acquisitions, LLC.

Exhibits
3-a	Certificate of Designation of Series D Preferred Stock.

10-a	Amended and Restated Merger Agreement dated June 1, 2008 among Seaway Valley Capital Corporation, North Country Hospitality, Inc. and Christopher Swartz.

10-b	Employment Agreement dated June 1, 2008 between Seaway Valley Capital Corporation, North Country Hospitality, Inc. and Christopher Swartz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2008		SEAWAY VALLEY CAPITAL CORPORATION

	By:	/s/ Thomas Scozzafava
Thomas Scozzafava
Chief Executive Officer

Harbor Acquisition, LLC

Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

Gary E. Rowe Certified Public Accountant

22534 Wayside Drive

Watertown, N.Y. 13601
315-782-5510

Independent Auditor’s Report

To the Board of Directors and Stockholders
Harbor Acquisitions, LLC 24685 NYS Route #37
Watertown, NY 13601

I have audited the accompanying consolidated balance sheet of Harbor Acquisitions, LLC as of October 31, 2007 and October 31, 2006 and the related consolidated statements of operations, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Harbor Acquisitions, LLC as of October 31, 2007 and October 31, 2006 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Gary E. Rowe, CPA

Watertown, NY

May 1, 2008

Harbor Acquisition, LLC

Balance Sheets

As of October 31, 2007 and October 31, 2006

	October 31, 2007	October 31, 2006
Assets
Current assets:
Cash	$127,796	$192,750
Accounts receivable	169,085	154,675
Inventory	50,914	40,963
Prepaid expenses	37,517	3,100
Total current assets	385,312	391,488
Property and equipment, net	7,589,215	4,877,410

Other assets:
Capitalized cost, net	347,796	368,540
Equity investment in related parties	765,000	765,000
Goodwill	3,763,538	3,619,438
Total other assets	4,876,334	4,752,978

Total assets	12,850,861	10,021,876

Liabilities and Member’s Equity
Current liabilities:
Accounts payable	302,851	376,048
Accrued expenses	82,014	51,557
Lines of credit	122,106	122,109
Current portion of long term debt	3,235,163	442,018
Total current liabilities	3,742,134	991,732
Long-term debt, less current portion	3,426,277	3,307,863
Total liabilities	7,168,411	4,299,595

Member’s Equity:	5,682,450	5,722,281

Total liabilities and stockholder’s equity	$12,850,861	$10,021,876

The accompanying notes are an integral part of the financial statements.

Harbor Acquisition, LLC

Statements of Operations

For the Years Ending October 31, 2007 and October 31, 2006

	October 31, 2007	October 31, 2006

Revenues
Sales	$5,221,052	$4,577,733
Professional management and accounting fees	675,000	450,000
Rents	68,725	76,270
Total Revenues	5,964,777	5,104,003
Cost of sales	1,867,354	1,722,217
Gross Profit	4,097,423	3,381,786
Operating, General, and Administrative Expenses
Payroll expenses	2,179,456	1,758,789
General and administrative expenses	1,596,764	1,088,973
Depreciation	353,719	311,957
Total operating, general, and administrative expenses	4,129,939	3,159,719
Net loss from operations	(32,516)	222,067
Interest expense	(509,138)	(223,952)
Net profit (loss)	$($541,654)	$($1,885)

The accompanying notes are an integral part of the financial statements.

Harbor Acquisition, LLC

Statement of Retained Earnings

For the Year Ending October 31, 2007

October 31, 2007
Beginning member’s equity	$5,722,281
Member contribution	501,823
Operating loss	(541,654)
Ending member’s equity	$5,682,450

The accompanying notes are an integral part of the financial statements.

Harbor Acquisition, LLC

Statements of Cash Flows

For the Years Ending October 31, 2007 and October 31, 2006
	October 31, 2007	October 31, 2006

Operating activities:
Net loss	$(541,654)	$(1,885)
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation	353,719	311,957
Increase in:
Current assets	(61,878)	(9,560)
Decrease in:
Current liabilities	(42,740)	(47,633)
Net cash provided (used) by operating activities	(292,553)	252,879
Investing activities:
Capitalized costs	0	(77,255)
Investments in related parties	0	(765,000)
Purchase of property and equipment	(3,188,880)	(1,091,592)
Net cash used by investing activities	(3,188,880)	(1,933,847)
Financing activities:
Net proceeds from notes payable	2,529,432	1,132,032
Investment by stockholders	887,047	586,783
Net cash provided by financing activities	3,416,479	1,718,815
Net decrease in cash	(64,954)	37,847
Cash, beginning of year	192,750	154,903
Cash, end of year	$127,796	$192,750
      SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash payments for interest	$509,138	$223,952

The accompanying notes are an integral part of the financial statements.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

NOTE A - ORGANIZATION AND NATURE OF BUSINESS

Harbor Acquisition, LLC (the “Company”) was organized in the State of Florida on November 2, 2002 and is headquartered in Watertown, NY. The Company was also registered as a foreign business corporation in the State of New York on April 1, 2005. As a foreign business corporation, the Company will be able to conduct operations in New York State. Through an exchange of stock, the Company was acquired by North Country Hospitality, Inc. Since November 1, 2004, through a series of purchase agreements, Harbor Acquisition, Inc. had acquired the assets of the following entities:

•	CFB Enterprises, a bakery doing business as PPPI, Inc., that provides rolls to Jreck Sub franchisees along with other assorted breads and pastries to regional grocery stores.
•	Sackets Cantina, Inc. a restaurant located in Sackets Harbor, NY that specializes in Mexican cuisine.
•
Sackets Harbor Brewing Co., Inc. and Sackets Harbor Distribution Co., a fine dining restaurant  and  micro-brewery located in Sackets Harbor, NY and ERS Group, LLC which owns the real property that houses the operations of Sackets Harbor Brewing Co., Inc. and Sackets Harbor Distribution Co.

•
Red Hawk, Inc. and LLW Purchase, Inc. franchisees of Jreck Subs, a regional Submarine Fast Food Shop. Red Hawk has one location located on Washington St., Watertown, NY.  LLW Purchase, Inc. also has one location located on Broad St., Cape Vincent, NY.

•	M.G.I., LLC dba Goodfello’s, a restaurant located in Sackets Harbor, NY specializing in gourmet pizza.
•	NC of Liverpool, Inc., a Jreck Subs and Arthur Treacher’s franchisee.
•	NC of Clayton, Inc. a Jreck Subs franchisee.

On January 8, 2007 the Company purchased the former Harbor Master Restaurant from Christopher Swartz for $800,000 by assuming a $500,000 mortgage with Leo Coleman and $300,000 work of stock. On July 15, 2007, the Company purchased the assets of Alteri’s Bakery from Christopher Swartz for assumption of debt in the amount of $802,837 plus $448,000 of stock. The Company consolidated its bakery on Route 37 in Watertown, NY with the Alteri’s Bakery and ceased bakery operations at the Route 37 facility.. The Company’s corporate offices remain at this Route 37 location.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

NOTE B - SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Accounting Method

These financial statements are prepared in accordance with the accrual method of accounting, which recognizes income when earned and expenses when incurred. For presentation purposes some accounts have been reclassed.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts should become uncollectible, they will be charged to operations when that determination is made.

Inventory

Inventories are valued at the lower of cost or market with cost being computed on the First-In First-Out Method (FIFO).

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation accounts are relieved, and any gain or loss is included in operations. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, generally ranging from 5 to 40 years. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets. For the years ending October 31, 2007 and October 31, 2006, depreciation expense amounted to $353,719 and $311,957 respectively. Property and equipment is evaluated annually for impairment in value. As of October 31, 2007 and 2006, no property or equipment was determined to have an impaired value.

Revenue Recognition

Revenues from bakery products are recognized upon the sale of the products. The Company extends credit to its various customers based on the customer’s ability to pay. Revenues from the restaurants and the Jreck Subs Franchisee are recognized when the customer pays the guest check with the cashier.

Related Party Transactions

Christopher Swartz is a major stockholder and CEO of Harbor Acquisition, LLC and also a stockholder and CEO of Ultimate Franchise Systems, Inc., Obee’s Franchise Systems, Inc., All American Coffee & Beverage, Inc. and President of Jreck Subs. Harbor Acquisition, LLC is a franchisee of Jreck Subs and Ultimate Franchise Systems, Inc. is a significant shareholder of Harbor Acquisition, LLC Harbor Acquisition, LLC has purchased Alteri’s Bakery and the real estate in Sackets Harbor, NY that housed the former Harbor Master Restaurant from Christopher Swartz.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

Income Taxes

The company has no income tax expense for 2007 and 2006. When the company becomes profitable income tax expense will include federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting purposes and income tax purposes. These differences consist primarily of the excess of deprecation for tax purposes over the amount for financial reporting purposes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.   Actual results could differ from those estimates.

Goodwill

Goodwill represents the excess of cost over fair market value of net assets acquired and is being regularly examined for impairment using the discounted future cash flows method. Upon its inception, the Company adopted Statement of Financial Accounting Standard (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” Under SFAS No. 142 goodwill and intangible assets with indefinite lives are not to be amortized but are tested for impairment at least annually. Intangible assets with definite useful lives are to be amortized over the respective estimated useful lives or anticipated future cash flow streams when appropriate.   At least annually the Company tests for possible impairment of all intangible assets and more often whenever events or changes in circumstances, such as a reduction in operating cash flow or a dramatic change in the manner that the asset is intended to be used indicate that the carrying amount of the asset is not recoverable. If indicators exist, the Company compares the discounted cash flows related to the asset to the carrying value of the asset. If the carrying value is greater than the discounted cash flow amount, an impairment charge is recorded in the operating expense section in the statement of operations for amounts necessary to reduce the carrying value of the asset to fair market value. The Company has chosen the fourth quarter of its fiscal year to conduct its annual impairment test. If any such impairment exists, the related assets are written down to fair market value. Management has determined that there is no such impairment for the years ending October 31, 2007 and October 31, 2006.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following at October 31, 2007   and October 31, 2006:

	2007	2006
Buildings/Building Improvements	$7,337,523	$4,383,080
Vehicles&equipment	1,065,713	975,376
	8,403,236	5,358,456
Less accumulated depreciation	(814,021)	(481,046)
Net property and equipment	$7,589,215	$4,877,410

NOTE D – NOTES PAYABLE

Notes and mortgages payable consist of the following at October 31, 2007 and October 31, 2006:

	2007	2006
Note payable to various individuals with various interest rates and April 2008 and November 2008 maturity dates. Interest payments are required until matured.	$3,052,485	$2,150,000
As part of its purchases, the Company has assumed twelve notes and seven mortgages with Watertown Savings Bank consisting of various terms and interest rates. The notes and mortgages are personally guaranteed by Christopher Swartz.	1,742,053	755,534
Mortgage payable to Leo Coleman; interest of 10% with a monthly payment of $4,100.00 and maturity date of June 1, 2010. The note is secured by real estate located at 213 W. Main St., Sackets Harbor, NY and is personally guaranteed by Christopher Swartz.	496,899	0
Mortgage payable to Ronald A. Cornell and Eugene Scorzelli; interest of 9% being amortized as if it was a 30 year loan with a monthly payment of $3,379.41 and maturity date of March 1, 2020. The note is personally guaranteed by Christopher Swartz.	370,713	377,563
Mortgage payable to Haley Enterprises, Inc.; interest of 8% with a monthly payment of $2,315.45 and maturity date of June 5, 2022 and collateralized by real property located on Washington St., Watertown, NY. The note is personally guaranteed by Christopher Swartz.	239,460	247,727
As part of its purchase of Alteri’s Bakery, the Company has entered into three notes with Ida, Mark and Christine Alteri of various terms and an interest rate of 8.25%. The mortgages are personally guaranteed by Christopher Swartz.	198,605	0

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

	2007	2006
Note payable to various individuals with various interest rates and April 2008 and November 2008 maturity dates. Interest payments are required until matured.	$3,052,485	$2,150,000
As part of its purchases, the Company has assumed twelve notes and seven mortgages with Watertown Savings Bank consisting of various terms and interest rates. The notes and mortgages are personally guaranteed by Christopher Swartz.	1,742,053	755,534
Mortgage payable to Leo Coleman; interest of 10% with a monthly payment of $4,100.00 and maturity date of June 1, 2010. The note is secured by real estate located at 213 W. Main St., Sackets Harbor, NY and is personally guaranteed by Christopher Swartz.	496,899	0
Mortgage payable to Ronald A. Cornell and Eugene Scorzelli; interest of 9% being amortized as if it was a 30 year loan with a monthly payment of $3,379.41 and maturity date of March 1, 2020. The note is personally guaranteed by Christopher Swartz.	370,713	377,563
Mortgage payable to Haley Enterprises, Inc.; interest of 8% with a monthly payment of $2,315.45 and maturity date of June 5, 2022 and collateralized by real property located on Washington St., Watertown, NY. The note is personally guaranteed by Christopher Swartz.	239,460	247,727
As part of its purchase of Alteri’s Bakery, the Company has entered into three notes with Ida, Mark and Christine Alteri of various terms and an interest rate of 8.25%. The mortgages are personally guaranteed by Christopher Swartz.	198,605	0
Note payable to Allan and Susan Richmond; interest on this note is 7%. Interest accrues until the first anniversary of the note at which time a lump sum payment of $50,000 shall be made of which $12,250 represents interest and $37,750 is principal.	175,000	175,000
Note payable to Heathrow Equity Partners bearing an interest rate of 10%; due November 2007.	100,000	0
Mortgage payable to Jefferson County IDA; interest of 5% with a monthly payment of $1,429.57 and maturity date of November 1, 2014 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	91,660	0
Mortgage payable to North Country Alliance; interest of 5% with a monthly payment of $1,331.00 and maturity date of October 1, 2009 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	87,077	0
Mortgage payable to Watertown Local Development Corp.; interest of 5% with a monthly payment of $790.79 and maturity date of November 1, 2019 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	85,501	0
Note payable to Ford Motor Co. Credit; interest rate of 8.81% with a monthly payment of $624 and collateralized by a 2006 Ford Van.	21,692	27,079
Note payable to General Electric Capital bearing an interest rate of 18.3%. The loan is payable in monthly installments of $639 and is collateralized by a Walk-In Freezer.	295	7,726
GMAC	0	9,252
Total notes and mortgages payable	$6,661,440	3,749,881
Less current portion	3,235,163	442,018
Total long term notes and mortgages payable	$3,426,277	$3,307,863

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

The  annual   maturities   of   long-term debt  for  the   five  years  subsequent   to  October  31,  2007  are  as follows:

2008	$3,235,163
2009	214,198
2010	197,196
2011	184,782
2012	171,579
Thereafter	2,658,522
$6,661,440

NOTE E -NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the FASB issued Statement No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”), which amends FASB Statements No. 133 and 140. This Statement permits fair value remeasurement for any hybrid financial instrument containing an embedded derivative that would otherwise require bifurcation, and broadens a Qualified Special Purpose Entity’s (“QSPE”) permitted holdings to include passive derivative financial instruments that pertain to other derivative financial instruments. This Statement is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of an entity’s first fiscal year beginning after September 15, 2006. This Statement has no current applicability to the Company’s financial statements. It is anticipated that the adoption of this Statement will not have a material impact on the Company’s financial position, results of operations, or cash flows.

In June 2006, the FASB issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 clarifies the accounting and reporting for income taxes where interpretation of the law is uncertain. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of income tax uncertainties with respect to positions taken or expected to be taken in income tax returns. FIN 48 is effective for fiscal years beginning after December 15, 2007. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on November 1, 2008 and it is anticipated that the initial adoption of FIN 48 will not have a material impact on the Company’s financial position, results of operations, or cash flows.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted. Management is assessing the impact of the adoption of this Statement.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R). SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006. The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on December 31, 2007 and it is anticipated the adoption of SFAS No. 158 will not have a material impact to the Company’s financial position, results of operations, or cash flows.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). This statement permits companies to choose to measure many financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 5.” This Statement changes the accounting and reporting for non-controlling interests in consolidated financial statements. A non-controlling interest, sometimes referred to as a minority interest, is the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. Specifically, SFAS No. 160 establishes accounting and reporting standards that require (i) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated balance sheet within equity, but separate from the parent’s equity; (ii) the equity amount of consolidated net income attributable to the parent and to the non-controlling interest be clearly identified and presented on the face of the consolidated income statement (consolidated net income and comprehensive income will be determined without deducting minority interest, however, earnings-per-share information will continue to be calculated on the basis of the net income attributable to the parent’s shareholders); and (iii) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly—as equity transactions. This Statement is effective for fiscal years, and interim period within those fiscal years, beginning on or after December 15, 2008. Early adoption is not permitted. SFAS No. 160 shall be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for its presentation and disclosure requirements, which shall be applied retrospectively for all periods presented.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”, which is a revision of SFAS No. 141, “Business Combinations.” SFAS No. 141R will apply to all business combinations and will require most identifiable assets, liabilities, non-controlling interests, and goodwill acquired in a business combination to be recorded at “full fair value” At the acquisition date, SFAS No 141R will also require transaction-related costs to be expensed in the period incurred, rather than capitalizing these costs as a component of the respective purchase price. SFAS No. 141R is effective for acquisitions completed after January 1, 2009 and early adoption is prohibited. The adoption will have a significant impact on the accounting treatment for acquisitions occurring after the effective date.

Harbor Acquisition, LLC

Notes to Financial Statements

For the Years Ending October 31, 2007 and October 31, 2006

In March 2008, the FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161). This Statement will require enhanced disclosures about derivative instruments and hedging activities to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.   Statement No. 161 has no impact on the Company.

Financial Statements

Harbor Acquisition, LLC

For the Three Months ending January 31, 2008 and January 31, 2007

(Unaudited)

Harbor Acquisition, LLC

Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007

(Unaudited)

Contents

Financial Statements:

Harbor Acquisition, LLC

Balance Sheets

For the Three Months ending January 31, 2008 and January 31, 2007

(Unaudited)
	Three Months January 31, 2008	Three Months January 31, 2007
Assets
Current assets:
Cash	$35,048	$(68,437)
Accounts receivable	143,497	154,675
Inventory	48,289	40,963
Total current assets	226,834	127,201
Property and equipment, net	7,500,784	4,790,310

Other assets:
Capitalized cost, net	368,540	368,540
Equity investment in related parties	765,000	765,000
Goodwill	3,619,438	3,619,438
Total other assets	4,752,978	4,752,978
Total assets	$12,480,596	$9,670,489

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$188,271	$366,414
Accrued expenses	182,208	141,191
Lines of credit	60,690	60,690
Current portion of long term debt	3,256,863	442,018
Total current liabilities	3,688,032	1,010,313
Long-term debt, less current portion	1,941,537	3,308,863
Total liabilities	5,629,569	4,319,176
Member’s equity	6,851,027	5,351,313
Total liabilities and member’s equity	$12,480,596	$9,670,489

The accompanying notes are an integral part of the financial statements.

2

Harbor Acquisition, LLC

Statements of Operations

For the Three Months ending January 31, 2008 and January 31, 2007

(Unaudited)
	Three Months January 31, 2008	Three Months January 31, 2007
Revenues
Sales	$1,214,978	$803,257
Total Revenues	1,214,978	803,257

Cost of sales	549,019	326,498
Gross Profit	665,959	476,759
Operating, General, and Administrative Expenses
Payroll expenses	342,041	326,918
General and administrative expenses	491,604	284,771
Depreciation	134,079	77,989
Total operating, general, and administrative expenses	967,724	689,678
Net loss from operations	(301,765)	(212,919)
Interest expense	43,990	28,522
Net Loss	$(345,755)	$(241,441)

The accompanying notes are an integral part of the financial statements.

3

Harbor Acquisition, LLC

Statement of Member’s Equity (Unaudited)

Three months ended January 31, 2007
Beginning member’s equity	$5,592,754
Operating loss	(241,441)
Ending member’s equity	$5,351,313

Three months ended January 31, 2008
Beginning member’s equity	$7,196,782
Operating loss	(345,755)
Ending member’s equity	$6,851,027

The accompanying notes are an integral part of the financial statements.

4

Harbor Acquisition, LLC

Statements of Cash Flows

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

	Three Months January 31, 2008	Three Months January 31, 2007
Operating activities:
Net loss	$(345,755)	$(241,441)
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	134,079	77,989
(Increase) Decrease in:
Current assets	65,730	3,100
Increase (Decrease) in:
Current liabilities	(75,802)	81,000
Net cash used by operating activities	(221,748)	(79,352)
Investing activities:
Capitalized costs	(20,744)	0
Purchase of property and equipment	(144,100)	(165,089)
Net cash used by investing activities	(164,844)	(165,089)
Financing activities:
Net proceeds from notes payable	52,145	112,781
Net investment by stockholders	241,699	(129,527)
Net cash provided by financing activities	293,844	(16,746)
Net decrease in cash	(92,748)	(261,187)
Cash, beginning of year	127,796	192,750
Cash, end of year	$35,048	$(68,437)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash payments for interest	$43,990	$28,522

The accompanying notes are an integral part of the financial statements.

5

Harbor Acquisition, LLC

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)
NOTE A - ORGANIZATION AND NATURE OF BUSINESS

Harbor Acquisition, LLC (the “Company”) was organized in the State of Florida on November 2, 2002 and is headquartered in Watertown, NY. The Company was also registered as a foreign business corporation in the State of New York on April 1, 2005. As a foreign business corporation, the Company will be able to conduct operations in New York State. Through an exchange of stock, the Company was acquired by North Country Hospitality, Inc. Since November 1, 2004, through a series of purchase agreements, Harbor Acquisition, Inc. had acquired the assets of the following entities:

•	CFB Enterprises, a bakery doing business as PPPI, Inc., that provides rolls to Jreck Sub franchisees along with other assorted breads and pastries to regional grocery stores.
•	Sackets Cantina, Inc. a restaurant located in Sackets Harbor, NY that specializes in Mexican cuisine.
•
Sackets Harbor Brewing Co., Inc, Sackets Harbor Distribution Co., a fine dining restaurant and micro-brewery located in Sackets Harbor, NY and ERS Group, LLC which owns the real property that houses the operations of Sackets Harbor Brewing Co., Inc. and Sackets Harbor Distribution Co.

•
Red Hawk, Inc. and LLW Purchase, Inc. franchisees of Jreck Subs, a regional Submarine Fast Food Shop. Red Hawk has one location located on Washington St., Watertown, NY. LLW Purchase, Inc. also has one location located on Broad St., Cape Vincent, NY.

•	M.G.I., LLC dba Goodfello’s, a restaurant located in Sackets Harbor, NY specializing in gourmet pizza.
•	NC of Liverpool, Inc., a Jreck Subs and Arthur Treacher’s franchisee.
•	NC of Clayton, Inc. a Jreck Subs franchisee.

On January 8, 2007 the Company purchased the former Harbor Master Restaurant from Christopher Swartz for $800,000 by assuming a $500,000 mortgage with Leo Coleman and $300,000 worth of stock. On July 15, 2007, the Company purchased the assets of Alteri’s Bakery from Christopher Swartz for assumption of debt in the amount of $802,837 plus $448,000 of stock. The Company consolidated its bakery on Route 37 in Watertown, NY with the Alteri’s Bakery and ceased bakery operations at the Route 37 facility. The Company’s corporate offices remain at this Route 37 location.

NOTE B - SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Accounting Method

These financial statements are prepared in accordance with the accrual method of accounting, which recognizes income when earned and expenses when incurred. For presentation purposes some accounts have been reclassed.

6

Harbor Acquisition, LLC

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts should become uncollectible, they will be charged to operations when that determination is made.

Inventory

Inventories are valued at the lower of cost or market with cost being computed on the First-In First-Out Method (FIFO).

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation accounts are relieved, and any gain or loss is included in operations. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, generally ranging from 5 to 40 years. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets. For the three months ending January 31, 2008 and January 31, 2007, depreciation expense amounted to $134,079 and $77,989 respectively. Property and equipment is evaluated annually for impairment in value. As of January 31, 2008 and 2007, no property or equipment was determined to have an impaired value.

Revenue Recognition

Revenues from bakery products are recognized upon the sale of the products. The Company extends credit to its various customers based on the customer’s ability to pay. Revenues from the restaurants and the Jreck Subs Franchisee are recognized when the customer pays the guest check with the cashier.

Related Party Transactions

Christopher Swartz is a major stockholder and CEO of North Country Hospitality, Inc. and also a stockholder and CEO of Ultimate Franchise Systems, Inc., Obee’s Franchise Systems, Inc., All American Coffee & Beverage, Inc. and President of Jreck Subs. North Country Hospitality is a franchisee of Jreck Subs and Ultimate Franchise Systems, Inc. is a significant shareholder of North Country Hospitality, Inc. North Country Hospitality, Inc. has purchased Alteri’s Bakery and the real estate in Sackets Harbor, NY that housed the former Harbor Master Restaurant from Christopher Swartz.

Income Taxes

The company has no income tax expense for 2008 and 2007. When the company becomes profitable income tax expense will include federal and state taxes currently payable and deferred taxes arising from  temporary  differences between income for  financial reporting  purposes  and income tax  purposes.

7

Harbor Acquisition, LLC

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

These differences consist primarily of the excess of deprecation for tax purposes over the amount for financial reporting purposes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.   Actual results could differ from those estimates.

Goodwill

Goodwill represents the excess of cost over fair market value of net assets acquired and is being regularly examined for impairment using the discounted future cash flows method. Upon its inception, the Company adopted Statement of Financial Accounting Standard (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” Under SFAS No. 142 goodwill and intangible assets with indefinite lives are not to be amortized but are tested for impairment at least annually. Intangible assets with definite useful lives are to be amortized over the respective estimated useful lives or anticipated future cash flow streams when appropriate.   At least annually the Company tests for possible impairment of all intangible assets and more often whenever events or changes in circumstances, such as a reduction in operating cash flow or a dramatic change in the manner that the asset is intended to be used indicate that the carrying amount of the asset is not recoverable. If indicators exist, the Company compares the discounted cash flows related to the asset to the carrying value of the asset. If the carrying value is greater than the discounted cash flow amount, an impairment charge is recorded in the operating expense section in the statement of operations for amounts necessary to reduce the carrying value of the asset to fair market value. The Company has chosen the fourth quarter of its fiscal year to conduct its annual impairment test. If any such impairment exists, the related assets are written down to fair market value. Management has determined that there is no such impairment for the three months ending January 31, 2008 and January 31, 2007.

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following at January 31, 2008 and January 31, 2007:

	2008	2007
Buildings/Building Improvements	$7,337,523	$4,383,080
Vehicles & equipment	1,065,713	966,265
	8,403,236	5,349,345
Less accumulated depreciation	(902,452)	(559,035)
Net property and equipment	$7,500,784	$4,790,310

8

Harbor Acquisition, LLC

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

NOTE D – NOTES PAYABLE
Notes and mortgages payable consist of the following at January 31, 2008 and January 31, 2007:

	2008	2007
Note payable to various individuals with various interest rates and April 2008 and November 2008 maturity dates. Interest payments are required until matured.	$1,832,278	$1,557,769
As part of its purchases, the Company has assumed three notes and seven mortgages with Watertown Savings Bank consisting of various terms and interest rates. The notes and mortgages are personally guaranteed by Christopher Swartz.	1,731,705	1,506,326
Mortgage payable to Leo Coleman; interest of 10% with a monthly payment of $4,100.00 and maturity date of June 1, 2010. The note is secured by real estate located at 213 W. Main St., Sackets Harbor, NY and is personally guaranteed by Christopher Swartz.	496,542	0
Mortgage payable to Ronald A. Cornell and Eugene Scorzelli; interest of 9% being amortized as if it was a 30 year loan with a monthly payment of $3,379.41 and maturity date of March 1, 2020. The note is personally guaranteed by Christopher Swartz.	411,446	414,265
Mortgage payable to Haley Enterprises, Inc.; interest of 8% with a monthly payment of $2,315.45 and maturity date of June 5, 2022 and collateralized by real property located on Washington St., Watertown, NY. The note is personally guaranteed by Christopher Swartz.	235,000	247,727
As part of its purchase of Alteri’s Bakery, the Company has entered into three notes with Ida, Mark and Christine Alteri of various terms and an interest rate of 8.25%. The mortgages are personally guaranteed by Christopher Swartz.	198,605	0
Mortgage payable to Jefferson County IDA; interest of 5% with a monthly payment of $1,429.57 and maturity date of November 1, 2014 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	88,943	0
Mortgage payable to North Country Alliance; interest of 5% with a monthly payment of $1,331.00 and maturity date of October 1, 2009 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	84,518	0
Mortgage payable to Watertown Local Development Corp.; interest of 5% with a monthly payment of $790.79 and maturity date of November 1, 2019 and collateralized by real property located on Waterman Drive, Watertown, NY. The note is personally guaranteed by Christopher Swartz.	84,631	0

9

Harbor Acquisition, LLC

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

Note payable to Ford Motor Co. Credit; interest rate of 8.81% with a monthly payment of $624 and collateralized by a 2006 Ford Van.	17,794	0
Note payable to General Electric Capital bearing an interest rate of 18.3%. The loan is payable in monthly installments of $639 and is collateralized by a Walk-In Freezer.	16,938	24,794
Total notes and mortgages payable	$5,198,400	$3,750,881
Less current portion	3,256,863	442,018
Total long term notes and mortgages payable	$1,941,537	$3,308,863

NOTE E- NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the FASB issued Statement No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”), which amends FASB Statements No. 133 and 140. This Statement permits fair value remeasurement for any hybrid financial instrument containing an embedded derivative that would otherwise require bifurcation, and broadens a Qualified Special Purpose Entity’s (“QSPE”) permitted holdings to include passive derivative financial instruments that pertain to other derivative financial instruments. This Statement is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of an entity’s first fiscal year beginning after September 15, 2006. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on January 1, 2007 and it is anticipated that the initial adoption of this Statement will not have a material impact on the Company’s financial position, results of operations, or cash flows.

In June 2006, the FASB issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109, and “Accounting for Income Taxes.” FIN 48 clarifies the accounting and reporting for income taxes where interpretation of the law is uncertain. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of income tax uncertainties with respect to positions taken or expected to be taken in income tax returns. FIN 48 is effective for fiscal years beginning after December 15, 2007. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on November 1, 2008 and it is anticipated that the initial adoption of FIN 48 will not have a material impact on the Company’s financial position, results of operations, or cash flows.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted. Management is assessing the impact of the adoption of this Statement.

10

North Country Hospitality, Inc.

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R). SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006. The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on December 31, 2007 and it is anticipated the adoption of SFAS No. 158 will not have a material impact to the Company’s financial position, results of operations, or cash flows.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). This statement permits companies to choose to measure many financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 5.” This Statement changes the accounting and reporting for non-controlling interests in consolidated financial statements. A non-controlling interest, sometimes referred to as a minority interest, is the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. Specifically, SFAS No. 160 establishes accounting and reporting standards that require (i) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated balance sheet within equity, but separate from the parent’s equity; (ii) the equity amount of consolidated net income attributable to the parent and to the non-controlling interest be clearly identified and presented on the face of the consolidated income statement (consolidated net income and comprehensive income will be determined without deducting minority interest, however, earnings-per-share information will continue to be calculated on the basis of the net income attributable to the parent’s shareholders); and (iii) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly—as equity transactions. This Statement is effective for fiscal years, and interim period within those fiscal years, beginning on or after December 15, 2008. Early adoption is not permitted. SFAS No. 160 shall be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for its presentation and disclosure requirements, which shall be applied retrospectively for all periods presented.

11

North Country Hospitality, Inc.

Notes to Financial Statements

For the Three Months ending January 31, 2008 and January 31, 2007 (Unaudited)

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”, which is a revision of SFAS No. 141, “Business Combinations.” SFAS No. 141R will apply to all business combinations and will require most identifiable assets, liabilities, non-controlling interests, and goodwill acquired in a business combination to be recorded at “full fair value” At the acquisition date, SFAS No 141R will also require transaction-related costs to be expensed in the period incurred, rather than capitalizing these costs as a component of the respective purchase price. SFAS No. 141R is effective for acquisitions completed after January 1, 2009 and early adoption is prohibited. The adoption will have a significant impact on the accounting treatment for acquisitions occurring after the effective date.

In March 2008, the FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161). This Statement will require enhanced disclosures about derivative instruments and hedging activities to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.   Statement No. 161 has no impact on the Company.

12

SEAWAY VALLEY CAPITAL CORPORATION

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2008,

AND FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

The pro-forma financial statements presented are based on the historical financial statements of Seaway Valley Capital Corporation as of March 31, 2008, and for the three months ended March 31, 2008, and for the fiscal year ended December 31, 2007 after giving effect to the acquisition of Harbor Acquisition LLC from North Country Hospitality Inc., and reflect the pro-forma effects of the acquisition (the “Acquisition”) as described in the accompanying notes.

The pro-forma adjustments are based on available information and certain assumptions described in the notes to the pro-forma consolidated financial statements that Seaway Valley Capital Corporation’s management believes are reasonable in the circumstances. The pro-forma consolidated statements of operations assume that the Acquisition occurred on January 1, 2007. The pro-forma consolidated balance sheet as of March 31, 2008, assumes the Acquisition occurred on March 31, 2008.

The pro-forma financial statements and accompanying notes should be read in conjunction with the historical financial statements of Seaway Valley Capital Corporation and Harbor Acquisition LLC. The pro-forma consolidated financial statements presented are not necessarily indicative of that which would have been attained had the transaction occurred at an earlier date.

On June 1, 2008, in exchange for ownership of the assets and assumption of liabilities of Harbor Acquisition LLC, Seaway Valley Capital Corporation issued to North Country Hospitality Inc. 1,050,000 shares of a newly designated Series D Preferred Stock issued by Seaway Valley Capital Corporation. Each Series D Preferred share will have a liquidation preference of $5.00 (i.e. $5,250,000 in total).  The holder of Series D Preferred shares will be entitled to convert them into Seaway Valley Capital Corporation common stock. The number of common shares to be issued on conversion of a share of Series D Preferred Stock will equal the $5.00 liquidation preference divided by 85% of the average closing bid price for the common stock for the five days preceding conversion.  The shares had an estimated fair value of approximately $1,213,000 based on the fair value of Seaway Valley Capital Corporation had the shares been converted at the date of the acquisition.

The Acquisition will be accounted for under the Acquisition Method of Accounting. The total purchase cost of the acquisition will be allocated to the tangible and intangible assets and liabilities of Harbor Acquisitions, LLC. based upon their respective fair values.  Such allocation will be made based upon valuations and other studies that have not been finalized. Accordingly, the allocations of the purchase cost included in the pro-forma statements are preliminary. The final values will differ from those set forth in the historical financial statements of Harbor Acquisition LLC.

SEAWAY VALLEY CAPITAL CORPORATION

PRO-FORMA CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2008

(UNAUDITED)

	Seaway Valley Capital Corp.	Harbor Acquisition LLC	Pro-forma Adjustments		Pro-Forma Seaway Valley Capital Corp.
ASSETS
Current assets:
Cash	$988,165	$35,048	$-		$1,023,213
Accounts receivable	212,583	143,497	-		356,080
Inventories	5,540,752	48,289	-		5,589,041
Notes receivable	2,200,000	-	-		2,200,000
Marketable securities, trading	210,787	-	-		210,787
Prepaid expenses and other assets	56,765	-	-		56,765
Refundable income taxes	226,026	-	-		226,026
Total current assets	9,435,078	226,834	-		9,661,912
Property and equipment, net	3,721,462	6,458,332	(973,903)	(d)	9,205,891
Other Assets:					-
Deferred financing fees	556,805	368,540	-		925,345
Other assets	399,237	765,000	-		1,164,237
Excess purchase price	8,988,102	3,619,438	(3,619,438)	(c)	8,988,102
Security deposits	32,300	-	-		32,300
Total other assets	9,352,192	4,752,978	(3,619,438)		10,109,984
TOTAL ASSETS	$22,132,984	$11,438,144	$(4,593,341)		$29,977,787

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Line of credit	$2,442,169	$60,690	$-		$2,502,859
Accounts payable	1,675,955	188,270	-		1,864,225
Accrued expenses	830,424	182,208	-		1,012,632
Current portion of long term debt	3,166,303	3,235,163	-		6,401,466
Convertible debentures	1,529,622	-	-		1,529,622
Derivative liability - convertible debentures	3,291,906	-	-		3,291,906
Total current liabilities	12,936,379	3,666,331	-		16,602,710
Long term debt, net of current	3,141,429	1,963,237	-		5,104,666
Convertible debentures, net of current	2,117,887	-	-		2,117,887
Due to related party	12,500	-	-		12,500
Total liabilities	18,208,195	5,629,568	-		23,837,763
STOCKHOLDERS' EQUITY
Series A preferred stock	-	-	-		-
Series B preferred stock	10	-	-		10
Series C preferred stock	146	-	-		146
Series D preferred stock	-	-	105	(a)	105
Common stock	103,062	-	-		103,062
Additional paid-in capital	12,759,859	-	1,215,130	(a) (b) (c) (d)	13,974,989
Accumulated deficit	(7,938,285)	5,808,576	(5,808,576)	(b)	(7,938,285)
Total stockholders' equity	4,924,792	5,808,576	(3,619,438)		7,463,578
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$23,132,987	$11,438,144	$(3,619,438)		$29,977,790

SEAWAY VALLEY CAPITAL CORPORATION

NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2008

(UNAUDITED)

1.
The adjustments to reflect the acquisition of Seaway Valley Capital Corporation and North Country Hospitality Inc. consists of the issuance of Class D Convertible Preferred Shares by Seaway Valley Capital Corporation for 100% of Harbor Acquisition, LLC. The shares were valued at an estimated fair value of $1,213,235 based on the market value of Seaway Valley Capital Corporation common stock had the shares been converted at the date of the acquisition.

The purchase price, historical book value and adjustments to book value, which serve as a basis for the pro-forma adjustments, are summarized as follows:

Purchase price:

Estimated fair value of Series D preferred stock had the shares been converted to common stock at the acquisition date	$1,213,235

Net assets acquired:
Historical book value at March 31, 2008	2,189,138

Adjustments to book value to reflect estimated fair values:
Adjustment of property and equipment	(975,903)

$1,213,235

2.	The following assumptions were made in the above pro-forma consolidated balance sheet and pro-forma preliminary allocations:

(a)	Represents the exchange of Class D Preferred Stock for 100% ownership of Harbor Acquisition, LLC.
(b)	Represents the elimination of the equity of Harbor Acquisition, LLC.
(c)	Represents the elimination of goodwill acquired in the acquisition in accordance with SFAS 141, “Business Combinations.”
(d)	Adjustment property and equipment to reflect fair value

SEAWAY VALLEY CAPITAL CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

	Seaway Valley Capital Corp.	Harbor Acquisition LLC	Pro-forma Adjustments			Pro-Forma Seaway Valley Capital Corp.

Revenue and third party income	$4,197,633	$5,964,777	$			$10,162,410
Cost of revenue	2,529,195	1,867,354				4,396,549
Gross profit	1,668,438	4,097,423				5,765,861

Gain on sale of securities, net	999,745	-				999,745

Operating expenses:
Selling, general and administrative expenses	3,991,717	4,129,939		(48,695)	(a)	8,072,961
Total operating expenses	3,991,717	4,129,939		(48,695)		8,072,961

Operating loss	(1,323,534)	(32,516)		48,695		(1,307,355)

Other income (expense):
Unrealized gain on derivative instruments	1,270,146	-				1,270,146
Interest expense	(1,172,112)	(509,138)				(1,681,250)
Interest income	11,716	-				11,716
Other income	25,533	-				25,533
Total other income (expense)	135,283	(509,138)				(373,855)

Loss from continuing operations	(1,188,251)	(541,654)		48,695		(1,681,210)

Provision for income taxes	1,551,291	-				1,551,291

Net Loss	$(2,739,542)	$(541,654)		$48,695		$(3,232,501)

Income (loss) per share – basic and diluted	$(0.01)					$(0.01)

Weighted average shares of common stock outstanding – basic	474,237,553					474,237,553

SEAWAY VALLEY CAPITAL CORPORATION

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

1.
The historical and pro-forma net income (loss) per share is based upon the weighted average shares outstanding.  The stock to be issued upon conversion of the debenture and the common shares issued upon the conversion of the convertible Series D preferred stock are included in the computation of weighted shares outstanding for purposes of computing diluted net income (loss) per share.

2.	The following assumptions were made in the above pro-forma consolidated balance statement of operations:

a. Adjustment to depreciation expense for property and equipment reflected at fair value

SEAWAY VALLEY CAPITAL CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(UNAUDITED)

	Seaway Valley Capital Corp.	Harbor Acquisition LLC	Pro-forma Adjustments		Pro-Forma Seaway Valley Capital Corp.

Revenue and third party income	$3,136,212	$1,214,978	-		$4,351,190
Cost of revenue	2,397,841	549,019	-		2,946,860
Gross profit	738,371	665,961	-		1,404,332

Gain on sale of securities, net	52,932	-	-		52,932

Operating expenses:
Selling, general and administrative expenses	2,282,462	967,724	(12,174)	(a)	3,238,012
Total operating expenses	2,282,462	967,724	(12,174)		3,238,012

Operating loss	(1,491,159)	(301,763)	12,174		(1,780,748)

Other income (expense):
Unrealized gain on derivative instruments	(932,069)	-	-		(932,069)
Interest expense	(497,919)	(43,990)	-		(541,909)
Interest income	37,392	-	-		37,392
Other income	(46,601)	-			(108,688)
Total other income (expense)	(1,439,197)	(43,990)	-		(1,483,187)

Loss from continuing operations	(2,930,356)	(345,755)	12,174		(3,263,937)

Provision for income taxes	-	-	-		-

Net Loss	$(2,930,356)	$(345,755)	$12,174		$(2,263,937)

Income (loss) per share from continuing operations – basic and diluted	$-				$-
Income (loss) per share from discontinued operations – basic and diluted	-				-
Income (loss) per share – basic and diluted	$-				$-

Weighted average shares of common stock outstanding – basic	951,098,332				951,098,332

SEAWAY VALLEY CAPITAL CORPORATION

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(UNAUDITED)

1.
The historical and pro-forma net income (loss) per share is based upon the weighted average shares outstanding.  The stock to be issued upon conversion of the debenture and the common shares issued upon the conversion of the convertible Series D preferred stock are included in the computation of weighted shares outstanding for purposes of computing diluted net income (loss) per share.

2.	The following assumptions were made in the above pro-forma consolidated balance statement of operations:

a. Adjustment to depreciation expense for property and equipment reflected at fair value